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                                                                    EXHIBIT 10.2

                         REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT dated as of August 22, 1994 by and between Dollar General Corporation (the "Company") and the Turner Children Trust dated January 21, 1980 (the "Trust"), a certain holder of the Company's Series A Convertible Junior Preferred Stock, and the immediate beneficiaries of the Trust as set forth on the signature page hereto (collectively the "Series A Holders").

         WHEREAS, as of the date of this Agreement, the Trust owns 1,613,742 shares of the Company's Series A Convertible Junior Preferred Stock (the "Series A Preferred Stock");

         WHEREAS, the Board of Directors has authorized the officers of the Company to prepare and execute this Agreement, in the name and on behalf of the Company, to offer certain registration rights to the Series A Holders, the acceptance of which shall be evidenced by their execution of this Agreement;

         NOW, THEREFORE, the Company and the Holders agree as follows:

         1. Definitions - As used in this Agreement, the following terms shall have the following meanings:

                 "Registrable Securities" means the Common Stock, $.50 par value per share, received by the Series A Holders upon conversion of the Series A Preferred Stock, pursuant to the terms set forth in the Articles of Amendment designating the Series A Preferred Stock, until such time as such Common Stock is saleable pursuant to Rule 144(k) promulgated under the Securities Act. For purposes of this Agreement, a Registrable Security ceases to be a Registrable Security when (x) it has been effectively registered under the Securities Act and sold or distributed to the public in accordance with an effective registration statement covering it, or (y) it is sold, distributed or otherwise disposed of pursuant to Rule 144 (or any successor or similar provision) under the Securities Act.

                 "SEC" means the Securities and Exchange Commission.

                 "Securities Act" means the Securities Act of 1933, as amended from time to time.

         2. Demand Registration. (a) Subject to the terms and conditions set forth herein, if at any time the executor or administrator of the estate of a Series A Holder shall request the Company in writing to register under the Securities Act all or a part of the Registrable Securities held by such Series A Holder (a "Demand Registration"), the Company shall use all reasonable efforts to cause to be filed and declared effective as soon as reasonably practicable a registration statement, on such appropriate short registration form as the Company in its discretion shall determine (Form S-3 or any future equivalent thereof), providing for the sale of all of such Registrable Securities by such Series A Holder; provided, however, that such requests shall express the present intention of the Series A Holder(s) to offer or cause the offering of such Registrable Securities for distribution in an underwritten public offering thereof. Each
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registration statement filed pursuant to this Section 2(a) is hereinafter referred to as a "Demand Registration Statement."

                 The Company's obligation to use all reasonable efforts to cause Registrable Securities to be registered in accordance with this Section 2(a) is subject to each of the following limitations, conditions and qualifications:


                          (i) The Company may postpone for a reasonable period of time, the filing or the effectiveness of a registration requested pursuant to this Section 2(a) if the Company determines that (A) such registration might have an adverse effect on any plan or proposal by the Company or any of its subsidiaries with respect to any financing, acquisition, recapitalization, reorganization or other material transaction or (B) the Company is in possession of material non-public information and disclosure of such information is not in the best interests of the Company or any of its subsidiaries; provided, however, that as soon as the conditions permitting such delay are no longer applicable, the Company shall give notice of that fact to the executor or administrator of the estate of such requesting Series A Holder, and shall proceed with the registration unless the executor or administrator shall have elected, at any time prior to the close of business on the tenth business day after the Company has so notified the executor or administrator, to withdraw their request for registration, and such withdrawn request shall not constitute a request hereunder.

                          (ii) The Company shall not be required to effect any registration pursuant to this Section 2(a) unless such registration relates to Registrable Securities which may be registered in a registration statement on Form S-3 (or any future equivalent thereof) and represent a market value of $3,000,000 as of the date immediately preceding the filing of a registration statement with the SEC.

                          (iii) The obligations of the Company to register Registrable Securities pursuant to this Section 2(a) shall expire with respect to each Series A Holders' estate after one Demand Registration Statement filed by reason of a request pursuant to Section 2(a) shall have become effective and remained effective for the period specified in Section 3(a)(ii) hereof.

                 (b) The Company agrees that, except as otherwise permitted by Section 2(d) hereof, it will not effect any public sale or distribution (or any registration with respect thereto) of any of its Common Stock during a period beginning on the twenty-fifth day prior to, and ending on the earlier of the fifteenth day after, the date such Demand Registration Statement is declared effective or the date when attempts to effect such registration are abandoned by or at the request of the executor or administrator of the estate holding the Registrable Securities (the "Hold-Back Period").





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                 (c)      The Company shall have the right to select any
recognized investment banking firm(s) to administer the offering.

                 (d) The Company and, at the Company's sole election, any other estate of a Series A Holder of Registrable Securities, may include in any registration requested pursuant to Section 2(a) any shares of Common Stock which it or they shall determine so to include (the "Additional Registrable Securities") and the consent of the Series A Holders shall not be required with respect thereto; provided, however, that, if, in the opinion of the managing underwriter of such offering, the inclusion in such registration statement of all Additional Registrable Securities would materially interfere with the successful marketing of the Series A Holders' Registrable Securities, then the number of the Additional Registrable Securities shall be reduced to such number, if any, that, in the opinion of such managing underwriter(s), can be included in such underwriting without such interference with the successful marketing of the Series A Holders' Registrable Securities.

                 (e) In a Demand Registration pursuant to this Agreement, the Registrable Securities of the requesting executor or administrator of the estate of a Series A Holder shall be the first shares included in such registration statement and no other shares of the Company's securities shall be included if, in the opinion of the managing underwriter(s) of such offering, the inclusion of the additional securities would materially interfere with the registration and sale of the Series A Holder's Registrable Securities. If, in the opinion of the managing underwriter(s) of any offering, the distribution of a specified portion of the Series A Holders' shares would materially interfere with the registration and sale, in accordance with the intended method thereof, then the number of Series A Holders' shares to be included in such registration statement shall be reduced to such number, if any, that, in the opinion of such managing underwriter(s), can be included without such interference. If, as a result of the cutback provisions of the preceding sentence, any estate of a Series A Holder is not entitled to include all of such Series A Holder's shares in such registration, such Series A Holder may elect to withdraw its request to include such Series A Holders' shares in such registration (a "Withdrawal Election"); provided, however, that a Withdrawal Election shall be irrevocable and such Series A Holder shall no longer have any right to include any shares in the registration as to which such Withdrawal Election was made.

                 (f) As a condition to each Series A Holder's right to include shares in a registration pursuant to this Section, such Series A Holder shall, if requested by the Company or the managing underwriter(s) in connection with such registration and distribution, (A) agree to sell the shares on the basis provided in any underwriting arrangements entered into in connection therewith and (B) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents which are customary in similar transactions and required under the terms of such underwriting arrangements.

                 3. Registration Procedures. (a) Whenever the Company is required to use all reasonable efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to the terms and conditions of Section 2(a) (such Registrable Securities being





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hereinafter referred to as the "Subject Shares"), the Company will use all reasonable efforts to effect the registration of the Subject Shares in accordance with the intended method of disposition thereof. Without limiting the generality of the foregoing and provided the Company is eligible to register the subject shares pursuant to Form S-3 (or the future equivalent thereof), the Company will as soon as practicable:

                          (i) prepare and file with the SEC a registration statement on Form S-3 (or any future equivalent thereof) under the Securities Act with respect to the Subject Shares and use all reasonable efforts to cause such registration statement to become effective;

                          (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Subject Shares and other securities covered by such registration statement until the earlier of (A) such time as all of such Subject Shares and other securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (B) the expiration of 30 days after such registration statement becomes effective; provided, that, if the offering of Subject Shares pursuant to such registration statement is terminated or suspended by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, the foregoing time period shall be extended by the number of days during the period from and including the date such stop order, injunction or other order or requirement becomes effective to and including the date when such termination or suspension no longer exists;

                          (iii) furnish the Series A Holder(s) of the
                 Subject Shares covered by such registration statement, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case without exhibits unless specifically requested), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such Series A Holder(s) may reasonably request;

                          (iv) use all reasonable efforts to register or qualify the Subject Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as the managing underwriter(s) shall reasonably recommend, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Series A Holder(s) to consummate the disposition in such jurisdictions of the Subject Shares covered by such registration statement, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so





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                 qualified, (B) subject itself to taxation in any such
                 jurisdiction wherein it is not so subject, or (C) consent to general service of process in any such jurisdiction or otherwise take any action that would subject it to the general jurisdiction of the courts of any jurisdiction in which it is not so subject;

                     (v) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the SEC;

                     (vi) furnish, at the Company's expense, unlegended certificates representing ownership of the securities being sold in such denominations as shall be requested and instruct the transfer agent to release any stop transfer orders with respect to the Subject Shares being sold;

                     (vii) notify each participating Series A Holder at any time when a prospectus relating to the Subject Shares is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, and the Company will, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of Subject Shares, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                    (viii) enter into customary agreements (including an underwriting agreement in customary form in the case of an underwritten offering); make such representations and warranties to the Series A Holder(s) and underwriter(s) (in the case of underwritten offerings) in form, substance and scope as are customarily made by issuers to sellers or underwriter(s) in similar offerings;

                    (ix) make available for inspection by the Series A Holder(s), any underwriter or agent participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other similar professional advisor retained by any such Series A Holder(s), underwriter(s) or agents (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. The Series A Holders agree that Records and other information which the Company determines to be confidential and of which determination the Inspectors are so notified shall not be disclosed by the Inspectors unless
                 (i) the





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                 release of such Records is ordered pursuant to a subpoena, court order or regulatory or agency request or (ii) the information in such Records has been generally disseminated to the public. Each Series A Holder agrees that it will, upon learning that disclosure of such Record is sought in a court of competent jurisdiction or by a governmental agency, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                    (x) make available to its security holders earnings statements, which need not be audited, satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days after the end of the 12-month period beginning with the first month of the Company's first quarter commencing after the effective date of the Registration Statement, which earnings statements shall cover said 12 month period;

                    (xi) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the effectiveness of such registration statement at the earliest possible moment;

                     (xii) cause the Subject Shares to be registered with or approved by such other governmental agencies or authorities within the United States as may be reasonably necessary to enable the sellers or the underwriter(s) to consummate the disposition of such securities;

                    (xiii) cooperate with the holders of the Registrable Securities and the managing underwriter(s), or any other interested party (including any interested broker-dealer) in making any filings or submission reasonably required to be made, and the furnishing of all appropriate information in connection therewith, with the National Association of Securities Dealers, Inc. ("NASD");

                     (xiv) effect the listing of the Subject Shares on the Nasdaq National Market or other national securities exchange on which shares of the Company's Common Stock shall then be listed; and

                    (xv) take all other steps necessary to effect the registration of the Subject Shares contemplated hereby.

                 (b) The Series A Holders shall provide (in writing and signed by the Series A Holder(s) and stated to be specifically for use in the related registration statement, preliminary prospectus, prospectus or other document incident thereto) all such information and materials, including without limitation, the intended plan of distribution, and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and any applicable state securities laws and to obtain any desired acceleration of the





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effective date of any registration statement prepared and filed by the Company pursuant to this Agreement.

                 (c) Each Series A Holder agrees, that if the managing underwriter so requires, whether or not any of such Series A Holder's Registrable Securities are included in such registration, not to effect any sale or distribution, including any sale pursuant to Rule 144 of the Securities Act, of any securities of the Company which are similar to the securities included in such registration (other than as part of the underwritten offering), without the consent of the managing underwriter(s), for a period of 120 days after the date a request for registration is made pursuant to Section 2(a) hereof; provided, however, that if the registration statement filed in connection therewith becomes effective within such 120-day period, such 120-day period shall be extended for such period as may be required pursuant to the terms and conditions of any underwriting agreement entered into in connection with such proposed registration.

                 (d) The Series A Holder(s) shall, if requested by the Company or the managing underwriter(s) in connection with any proposed registration and distribution pursuant to this Agreement, (i) agree to sell the Subject Shares on the basis provided in any underwriting arrangements entered into in connection therewith and (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreement and other documents customary in similar offerings.

                 (e) Upon receipt of any notice from the Company that the Company has become aware that the prospectus (including any preliminary prospectus) included in any registration statement filed pursuant to Section 2(a) hereof, as then in effect, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, the Series A Holder(s) shall forthwith discontinue disposition of Subject Shares pursuant to the registration statement covering the same until the Series A Holders' receipt of copies of a supplemented or amended prospectus and, if so directed by the Company, deliver to the Company all copies other than permanent file copies then in the Series A Holder's possession, of the prospectus covering the Subject Shares that was in effect prior to such amendment or supplement.

                 (f) The Company shall pay all out-of-pocket expenses incurred in connection with the Demand Registration Statement for each of the Series A Holders filed pursuant to Section 2(a) of this Agreement, except as otherwise set forth in this paragraph. Such expenses shall include, without limitation, all SEC and blue sky registration and filing fees (including NASD fees), printing expenses, transfer agents and registrars' fees, fees and disbursements of the Company's counsel and accountants and fees and disbursements of experts used by the Company in connection with such registration statement. Series A Holders shall pay all underwriting discounts, commissions and expenses attributable to the Subject Shares sold pursuant to all registration statements and the fees and expenses of their legal counsel and any other advisors.





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                 4.       Conditions Precedent to Registration.  The Company's
obligations under this Agreement to effect the registration of any Registrable Securities are subject to the agreement to and the performance by the holders of such Registrable Securities of the obligations of such Series A Holder(s) contained in this Agreement. Unless a Series A Holder shall, if requested by the Company, complete, execute and deliver all agreements, questionnaires, indemnities and other documents customary in a proposed registration or deemed necessary by the Company to evidence such Series A Holder's agreements and obligation under this Agreement, the Company will have no obligation to register such Series A Holder's Registrable Securities.

                 5. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective
(a) upon hand delivery or delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual service, fully prepaid, addressed to such address, or upon actual receipt of such mailing whichever shall first occur. The addresses for such communications shall be:


                 If to the Company:

                          Dollar General Corporation
                          104 Woodmont Blvd.
                          Suite 500
                          Nashville,  TN  37205
                          Attention:  Bob R. Carpenter

                 with a copy to:

                          Bass, Berry & Sims
                          First American Center, 27th Floor
                          Nashville, TN  37238
                          Telecopy: (615)742-6293
                          Attention:  James H. Cheek, III

                 If to a Series A Holder,

                 to the address of such Series A Holder shown on the stock ledger books of the Company.





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                 with a copy to:

                          Sherrard & Roe
                          424 Church Street, Suite 2000
                          Third Financial Center
                          Nashville, TN  37219-2319
                          Attention:  Thomas J. Sherrard

                 The Company may from time to time change its address for notices under this Section 5 by giving at least 10 days' written notice of such changed address to each of the Series A Holders. Each Series A Holder may from time to time change its address for notices under this Section 5 by giving at least 10 days' written notice of such changed address to the Company.

                 6. Heading. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

                 7. Binding Effect; Amendments. This Agreement shall be binding upon and inure to the benefit of the Company and the Series A Holders; provided, however, that the Company may amend, modify, or supplement this Agreement at any time without the consent of the Series A Holders if it determines that such action is in the best interests of the Company and its shareholders as a whole.

                 8. No Third Party Beneficiaries. This Agreement is intended for the benefit of the Company and the Series A Holders and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                 9. Expiration Date. This Agreement shall expire on August 22, 1997.

                 10. Governing Law. Upon acceptance by the Series A Holders, this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Tennessee, without regard to the principles of conflicts of laws.





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                 IN WITNESS WHEREOF, this Agreement has been executed by the
Company's duly authorized officer, the Trust's duly authorized Trustee(s) and each of the immediate beneficiaries of the Trust, each as of the date hereof.

                                DOLLAR GENERAL CORPORATION


                                By: /s/ Bob Carpenter
                                    ---------------------------------------
                                Name: Bob Carpenter
                                      -------------------------------------
                                Title: VP - CAO
                                       ------------------------------------


                                SERIES A HOLDERS:

                                TURNER CHILDREN TRUST
                                DATED JANUARY 21, 1980


                                By: /s/ James Stephen Turner
                                    ---------------------------------------
                                Title: Trustee
                                       ------------------------------------


                                BENEFICIARIES OF THE TURNER CHILDREN TRUST
                                DATED JANUARY 21, 1980


                                /s/ Cal Turner, Jr.
                                -------------------------------------------
                                Cal Turner, Jr.

                                /s/ James Stephen Turner
                                -------------------------------------------
                                James Stephen Turner

                                /s/ Laura Turner Dugas
                                -------------------------------------------
                                Laura Turner Dugas

                                /s/ Betty Turner Campbell
                                -------------------------------------------
                                Elizabeth Turner Campbell





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